MML SERIES INVESTMENT FUND II

Supplement dated October 30, 2008 to the

Statements of Additional Information dated May 1, 2008 and August 15, 2008

This supplement provides new and additional information beyond that contained in the Statements of Additional Information (“SAIs”) and any previous supplements. It should be retained and read in conjunction with the SAIs and any previous supplements.

Effective immediately, the information for Stephen F. Libera found under Babson Capital Management LLC in the section titled Appendix C—Additional Portfolio Manager Information is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-08-02